UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): June 30, 2021

Gulf Resources, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Level 11,Vegetable Building, Industrial Park of the East City,

Shouguang City, Shandong, China 262700

(Address of principal executive offices and zip code)

+86 (536) 567 0008

 (Registrant's telephone number including area code)

 (Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	GURE	NASDAQ Global Select Market

Item 4.01.	Changes in Registrant’s Certifying Accountants.

On June 30, 2021, Gulf Resources, Inc. (the “Company”) was notified by Morison Cogen LLP (“MC”) that the firm resigned as the Company’s independent registered public accounting firm, which resignation was effective on June 30, 2021.

The audit reports of MC on the financial statements of the Company as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements with MC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, from the time of MC’s engagement up to the date of resignation which disagreements that, if not resolved to MC’s satisfaction, would have caused MC to make reference in connection with its opinion to the subject matter of the disagreement. None of “reportable events”, as that term is described in Item 304(a)(1)(v)(A)-(D)of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2020 and 2019 and subsequently up to the date of resignation. Attached as Exhibit 16.1 is a copy of MC’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

On July 1, 2021, the Company engaged WWC, P.C. Certified Public Accountants (“WWC”) to serve as its independent auditor. The decision to engage WWC as the Company’s principal independent accountant was approved by the Audit Committee of the Company on July 1, 2021. During the two fiscal years of the Company ended December 31, 2020 and 2019, and through the date of WWC’s engagement, the Company did not consult WWC regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits:

No.	Description
16.1	Letter from Morison Cogen LLP, dated July 7, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Xiaobin Liu
Name:	Xiaobin Liu
Title:	Chief Executive Officer

Dated: July 7, 2021

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Morison Cogen LLP, dated July 7, 2021.